UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  February 11, 2008

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN

1-13923

39-0690900

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 – Regulation FD

Item 7.01

Regulation FD Disclosure

On February 11, 2008, the Board of Directors approved the repurchase of up to 2,500,000 shares of the company’s outstanding stock in open market or privately negotiated transactions pursuant to SEC Rule 10b-18.  No time limit was set on the repurchase authorization.  At December 31, 2007, the Company had 543,000 shares remaining under a previous authorization which remains in effect.  A copy of the news release announcing the new authorization is being furnished as Exhibit 99.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 99.1

News release dated February 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  February 12, 2008

By:  SCOTT P. DOESCHER

Scott P. Doescher

Senior Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated February 11, 2008

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

Exhibit 99.1

News release dated February 12, 2008

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